JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from January 1, 2015 to June 30, 2015

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund, Inc.
Trade Date 1/12/2015
Issuer Open Text Corporation (OTCCN 5.625% January 15, 2023 144A)
Cusip 683715AA
Bonds 75,000
Offering Price $100.00
Spread 1.50%
Cost $75,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.12%
Syndicate Members Barclays, Citigroup, Morgan Stanley, RBC, BMO, CIBC, HSBC, JPMorgan, Mitsubishi UFJ,
National Bank of Canada, PNC, Scotia Capital
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/13/15
Issuer HCA Inc. (5.375% February 1, 2025)
Cusip 404119BR9
Bonds 147,000
Offering Price $100.00
Spread 1.00%
Cost $147,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.57%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch,
Morgan Stanley, RBC, SunTrust, UBS, Wells Fargo, Credit Agricole, Fifth Third, Mizuho, SMBC Nikko
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/13/15
Issuer SunCoke Energy Partners, L.P. & SunCoke Energy Partners Finance Corp. (SXCP 7.375% February 1, 2020 144A)
Cusip 86723CAE8
Bonds 55,000
Offering Price $102.00
Spread 1.50%
Cost $56,100
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 4.51%
Syndicate Members Barclays, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, RBS, BofA Merrill Lynch, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/14/15
Issuer Level 3 Financing Inc (5.625% February 1, 2023 144A)
Cusip 527298BB8
Bonds 144,000
Offering Price $100.00
Spread 1.50%
Cost $144,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 7.29%
Syndicate Members Citigroup, BofA Merrill Lynch, Barclays, Goldman Sachs, Jefferies, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/15/15
Issuer Targa Resources Partners LP (NGLS 5.25% January 15, 2018 144A)
Cusip 87612BAS
Bonds 122,000
Offering Price $100.00
Spread 0.75%
Cost $122,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.78%
Syndicate Members Barcalys, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBS, BBVA, Capital One, Goldman Sachs, ING,
PNC, SMBC Nikko, BNP Paribas, Credit Agricole,Mitsubishi UFJ, Mizuho, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/15/15
Issuer Valeant Pharmaceuticals (VRXCN 5.50% March 1, 2023 144A)
Cusip 91911KAE2
Bonds 95,000
Offering Price $100.00
Spread 0.85%
Cost $95,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.28%
Syndicate Members Barclays, Deutsche Bank, DNB NOR Markets, HSBC, Mitsubishi UFJ, Morgan Stanley, RBC, Citigroup, JPMorgan, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/20/15
Issuer HealthSouth Corporation (HLS 5.75% November 1, 2024)
Cusip 421924BK
Bonds 135,000
Offering Price $102.00
Spread 1.80%
Cost $137,700
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.47%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Goldman, JPMorgan, Morgan Stanley, RBC, SunTrust, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/22/15
Issuer Speedway Motorsports Inc (TRK 5.125% February 1, 2023 144A)
Cusip 847788AS5
Bonds 110,000
Offering Price $100.00
Spread 1.59%
Cost $110,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.72%
Syndicate Members BofA Merrill Lynch, JPMorgan, SunTrust, Wells Fargo, US bancorp, Comerica, Fifth Third, PNC, Regions, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/26/15
Issuer HJ Heinz Company (HNZ 4.875% February 15, 2025 144A)
Cusip 423074AS2
Bonds 115,000
Offering Price $100.00
Spread 0.75%
Cost $115,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.91%
Syndicate Members Barclays, JPMorgan, Wells Fargo, Banco Itau, BB Securities, Bradesco BBI, Citigroup
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/29/15
Issuer Micron Technology Inc (MU 5.25% August 1, 2023 144A)
Cusip 595112BD4
Bonds 22,000
Offering Price $100.00
Spread 0.70%
Cost $22,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.64%
Syndicate Members Credit Suisse, Goldman Sachs, Morgan Stanley, BofA Merrill Lynch, Citigroup, HSBC, JPMOrgan, BNP Paribas,
DBS Bank, ING, Mitsubishi UFJ, RBS, Standard Chartered, Wells fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/30/15
Issuer Altice Financing SA (ALTICE 6.625% February 15, 2023 144A)
Cusip 02154CAD5
Bonds 200,000
Offering Price $100.00
Spread 1.40%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.11%
Syndicate Members Banca IMI, BNP Paribas, Citigroup, Credit Agricole, Credit Suisse, Deutsche bank, Goldman Sachs, HSBC, JPMorgan,
Morgan Stanley, Nomura, RBC, Societe General, UniCredit
Fund Pacholder High Yield Fund, Inc.
Trade Date 1/30/15
Issuer Altice SA (ATCNA 7.625% February 15, 2025 144A)
Cusip 02154VAB7
Bonds 200,000
Offering Price $100.00
Spread 1.40%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.09%
Syndicate Members Banca IMI, BNP Paribas, Citigroup, Credit Agricole, Credit Suisse, Deutsche bank, Goldman Sachs, HSBC, JPMorgan,
Morgan Stanley, Nomura, RBC, Societe General, UniCredit
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/2/15
Issuer Netflix Inc (NFLX 5.50% February 15, 2022 144A)
Cusip 64110LAH9
Bonds 75,000
Offering Price $100.00
Spread 1.00%
Cost $75,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.30%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, Allen & Co
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/2/15
Issuer Netflix Inc (NFLX 5.875 February 15, 2025 144A)
Cusip 64110LAHK2
Bonds 75,000
Offering Price $100.00
Spread 1.00%
Cost $75,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.38%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, Allen & Co
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/6/15
Issuer Family Tree Escrow LLC  (DLTR 5.75% March 1, 2023 144A)
Cusip 30706VAA3
Bonds 74,000
Offering Price $100.00
Spread 1.29%
Cost $74,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.83%
Syndicate Members BofA Merrill Lynch, JPMorgan, RBC, US bancorp, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/17/15
Issuer Oshkosh Corporation (OSK 5.375% March 1, 2025 144A)
Cusip 688239AD4
Bonds 59,000
Offering Price $100.00
Spread 1.50%
Cost $59,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.18%
Syndicate Members BofA Merrill Lynch, JPMorgan, RBS, Wells Fargo, Credit Agricole, HSBC, PNC, SMBC Nikko, SunTrust, TD Securities, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/17/15
Issuer USG Corp (USG 5.50% March 1, 2025 144A)
Cusip 903293BD9
Bonds 84,000
Offering Price $100.00
Spread 1.50%
Cost $84,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.86%
Syndicate Members BofA Merril Lynch, Goldman Sachs, JPMorgan, Wells Fargo, RBC, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/19/15
Issuer Sprint Corporation (S 7.625% February 15, 2025)
Cusip 85207UAJ4
Bonds 225,000
Offering Price $100.00
Spread 1.25%
Cost $225,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.84%
Syndicate Members Barclays, Citigroup, Credit Agricole, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch,
Mitsubishi UFJ, Mizuho, RBC, Scotia Capital, Scotia Capital, SMBC Nikko, Wels Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/20/15
Issuer Dean Foods Company (DF 6.50% March 15, 2023 144A)
Cusip 242370AD6
Bonds 125,000
Offering Price $100.00
Spread 1.00%
Cost $125,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.74%
Syndicate Members BofA Meerill Lynch, Credit Agricole, JPMorgan, Morgan Stanley, SunTrust, PNC, Rabo Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/20/15
Issuer Nielsen Finance LLC and Nielsen Finance Co. (NLSN 5.00% April 15, 2022 144A)
Cusip 65409QBB7
Bonds 94,000
Offering Price $100.750
Spread 1.25%
Cost $94,705
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.89%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/26/15
Issuer CDW LLC and CDW Finance Corporation (CDWC 5.00% September 1, 2023)
Cusip 12513GBB4
Bonds 55,000
Offering Price $100.00
Spread 1.13%
Cost $55,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.60%
Syndicate Members Barclays, Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, Mitsubishi UFJ, US Bancorp, Wells fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/26/15
Issuer Cemex, S.A.B. de C.V. (CEMEX 6.125% May 5, 2025 144A)
Cusip 151290BS1
Bonds 200,000
Offering Price $99.980
Spread 0.40%
Cost $199,960
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.49%
Syndicate Members Bnca IMI, BancoBilbao, Banco Santander, BofA Merill Lynch, BNP Paribas, Citigroup, Credit Agricole, HSBC, ING, JPMorgan
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/26/15
Issuer Sabine Pass Liquefaction, LLC (CQP 5.625% March 1, 2025 144A)
Cusip 785592AK2
Bonds 144,000
Offering Price $100.00
Spread 1.00%
Cost $144,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.26%
Syndicate Members Banca di Imola, BBVA, Credit Agricole, Credit Suisse, HSBC, ING, Jpmorgan, Lloyds, Mitsubishi UFJ, Mizuho, Morgan Stanley,
RBC, Scotia Capital, SG Americas, SMBC Nikko, Standard Chartered, CIBC World, Goldman Sachs, BofA Merrill Lynch, Santander
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/27/15
Issuer Bombardier Inc (BBDBCN 5.50% September 15, 2018 144A)
Cusip 097751BK6
Bonds 56,000
Offering Price $100.00
Spread 1.29%
Cost $56,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.19%
Syndicate Members BofA Merrill Lynch, Barclays, BNP Paribas, Commerz, Credi Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan,
Morgan Stanley, Natixis,RBS, SG Americas
Fund Pacholder High Yield Fund, Inc.
Trade Date 2/27/15
Issuer Bombardier Inc (BBDBCN 7.50% March 15, 2025 144A)
Cusip 097751BM2
Bonds 86,000
Offering Price $100.00
Spread 1.29%
Cost $86,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.38%
Syndicate Members BofA Merrill Lynch, Barclays, BNP Paribas, Commerz, Credi Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan,
Morgan Stanley, Natixis,RBS, SG Americas
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/05/14
Issuer Newfield Exploration Company (NFX 5.375% January 1, 2026)
Cusip 651290AR9
Bonds 75,000
Offering Price $100.00
Spread 1.25%
Cost $75,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.83%
Syndicate Members Goldman Sachs, JPMorgan, Mitsubishi UFJ,  Scotia Capital, US bancorp, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/05/14
Issuer Peabody Energy Corporation (BTU 10.00% March 15, 2022 144A)
Cusip 704549AQ7
Bonds 279,000
Offering Price $97.566
Spread 1.50%
Cost $272,209
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.63%
Syndicate Members BNP Paribas, Citigroup, Credit Agricole, Credit Suisse, HSBC, JPMorgan, BofA, Morgan Stanley, PNC
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/02/15
Issuer E*Trade Financial Corporation (ETFC 4.625% September 15, 2023)
Cusip 269246BM5
Bonds 102,000
Offering Price $100.00
Spread 1.08%
Cost $102,000
Dealer Executing Trade Morgan Stanley and Corporation
% of Offering  purchased by firm 2.91%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, Credit Suisse, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/03/15
Issuer Sirius XM Radio Inc (SIRI 5.375% April 15, 2025 144A)
Cusip 82967NAU2
Bonds 30,000
Offering Price $100.00
Spread 1.13%
Cost $30,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.29%
Syndicate Members Barclays, Citigroup, Deutsche bank, JPMorgan, Morgan Stanley, SunTrust Robinson, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/09/15
Issuer Crestwood Midstream Partners LP and Crestwood Midstream Finance Corp. (CMLP 6.25% April 1, 2023 144A)
Cusip 226373AK4
Bonds 136,000
Offering Price $100.00
Spread 1.50%
Cost $136,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.14%
Syndicate Members BofA, Barclays, Citigroup, Credit Suisse, JPMorgan, Morgan Stanley, RBC, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/12/15
Issuer Bank of America Corporation (BAC FRN December 29, 2029
Cusip 06050EN0
Bonds 254,000
Offering Price $100.00
Spread 1.50%
Cost $254,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.02%
Syndicate Members BofA, JPMorgan
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/12/15
Issuer CenturyLink Inc (CTL 5.625% April 1, 2025 144A)
Cusip 156700AY2
Bonds 170,000
Offering Price $100.00
Spread 1.00%
Cost $170,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.66%
Syndicate Members Citigroup, JPMorgan, BofA, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/12/15
Issuer United Rentals North America (URI 4.625% July 15, 2023)
Cusip 911365BC7
Bonds 271,000
Offering Price $100.00
Spread 1.00%
Cost $271,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.80%
Syndicate Members Barclays, Citigroup, Deutsche bank, JPMorgan, BofA, Morgan Stanley, Wells fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/12/15
Issuer United Rentals North America (URI 5.50% July 15, 2025)
Cusip 911365BD5
Bonds 178,000
Offering Price $100.00
Spread 1.00%
Cost $178,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.75%
Syndicate Members Barclays, Citigroup, Deutsche bank, JPMorgan, BofA, Morgan Stanley, Wells fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/17/15
Issuer Masco Corporation (MAS 4.45% April 1, 2025)
Cusip 574599BJ4
Bonds 113,000
Offering Price $100.00
Spread 0.65%
Cost $113,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.67%
Syndicate Members Citigroup, Deutsche bank, JPMorgan, RBC, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/24/15
Issuer Verisign Inc (VRSN 5.25% April 1, 2025 144A)
Cusip 92343EAG7
Bonds 41,000
Offering Price $100.00
Spread 1.00%
Cost $41,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.38%
Syndicate Members BofA, Jpmorgan, US Bancorp, BB&T
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/25/15
Issuer Ally Financial Inc (ALLY 4.125% March 30, 2020)
Cusip 02005NAZ3
Bonds 225,000
Offering Price $98.888
Spread 0.75%
Cost $222,498
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.64%
Syndicate Members Barclays, Citigroup, Deutsche Bank, JPMorgan, Blaylock, BMO, CastleOak, CIBC, Drexel Hamilton, Lebenthal,
Lloyds, Mischler, Scotia Capital, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/25/15
Issuer Ally Financial Inc (ALLY 4.625% March 30, 2025)
Cusip 02005NBA7
Bonds 225,000
Offering Price $98.040
Spread 0.95%
Cost $220,590
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 10.38%
Syndicate Members Barclays, Citigroup, Deutsche Bank, JPMorgan, Blaylock, BMO, CastleOak, CIBC, Drexel Hamilton, Lebenthal,
Lloyds, Mischler, Scotia Capital, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 03/31/15
Issuer UPCB Finance IV LTD (UPCB 5.375% January 15, 2025 144A)
Cusip 90320MAA3
Bonds 200,000
Offering Price $100.00
Spread 0.75%
Cost $200,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.42%
Syndicate Members Credit Suisse, ING, JPMorgan, Morgan Stanley, Nomura, Scotiabank
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/01/15
Issuer Taylor Morrison Communities Inc and Taylor Morrison Holdings II Inc. (TAYMON 5.875% April 15, 2023 144A)
Cusip 87724LAA3
Bonds 129,000
Offering Price $100.00
Spread 1.00%
Cost $129,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.70%
Syndicate Members Citigroup, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/02/15
Issuer Hexion Inc (HXN 10.00% April 15, 2020 144A)
Cusip 42829LAA2
Bonds 98,000
Offering Price $100.00
Spread 2.00%
Cost $98,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.09%
Syndicate Members Citigroup, Credit suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Morgan Stanley, UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/06/15
Issuer Century Communities (CEMMZ 6.875% May 15, 2022 144A)
Cusip 156504AC6
Bonds 150,000
Offering Price $98.260
Spread 1.50%
Cost $147,390
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 14.30%
Syndicate Members Deutsche bank, JPMorgan, BofA
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/09/15
Issuer Fiat Chrysler Automobiles N.V. (FCAIM 4.50% April 15, 2020 144A)
Cusip 31562QAA5
Bonds 249,000
Offering Price $100.00
Spread 1.00%
Cost $249,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.64%
Syndicate Members BofA, Barclays, Citigroup, Goldman Sachs, JPMorgan, Morgan Stanley, UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/09/15
Issuer Fiat Chrysler Automobiles N.V. (FCAIM 5.25% April 15, 2023 144A)
Cusip 31562QAD9
Bonds 200,000
Offering Price $100.00
Spread 1.00%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.08%
Syndicate Members BofA, Barclays, Citigroup, Goldman Sachs, JPMorgan, Morgan Stanley, UBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/09/15
Issuer Ryman/RHP Hotel Properties, LP and RHP Finance Corp. (RHP 5.00% April 15, 2023 144A)
Cusip 749571AC9
Bonds 65,000
Offering Price $100.00
Spread 1.48%
Cost $65,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.04%
Syndicate Members BofA, Credit Agricole, Deutsche Bank, JPMorgan, US bancorp, Wells fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/13/15
Issuer CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.125% May 1, 2023 144A)
Cusip 1248EPBF9
Bonds 51,000
Offering Price $100.00
Spread 1.00%
Cost $51,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.32%
Syndicate Members BofA, Credit Suisse, Deutsche bank, Goldman sachs, Citigroup, Guggenheim, JPMorgan, Liontree, Macquire, RBC,
SunTrust Robinson Humphrey, UBS, US Bancorp, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/13/15
Issuer CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.375% May 1, 2025 144A)
Cusip 1248EPBG7
Bonds 53,000
Offering Price $100.00
Spread 1.00%
Cost $53,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.77%
Syndicate Members BofA, Credit Suisse, Deutsche bank, Goldman sachs, Citigroup, Guggenheim, JPMorgan, Liontree, Macquire, RBC,
SunTrust Robinson Humphrey, UBS, US Bancorp, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/14/15
Issuer Davita HealthCare Partners Inc. (DVA 5.00% May 1, 2025)
Cusip 23918KAR9
Bonds 235,000
Offering Price $100.00
Spread 1.00%
Cost $235,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.33%
Syndicate Members Barclays, Credit Suisse, Goldman Sachs, JPMorgan, BofA, Morgan Stanley, SunTrustRobinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/14/15
Issuer Level 3 Financing Inc (LVLT 5.125% May 1, 2023 144A)
Cusip 527298BE2
Bonds 160,000
Offering Price $100.00
Spread 1.50%
Cost $160,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 7.87%
Syndicate Members BofA, Barclays, Citigroup, Credit suisse, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/14/15
Issuer Level 3 Financing Inc (LVLT 5.375% May 1, 2025 144A)
Cusip 527298BG7
Bonds 560,000
Offering Price $100.00
Spread 1.50%
Cost $560,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 12.57%
Syndicate Members BofA, Barclays, Citigroup, Credit suisse, Goldman Sachs, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/15/15
Issuer CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.875% May 1, 2027 144A)
Cusip 1248EPBK8
Bonds 78,000
Offering Price $100.00
Spread 1.00%
Cost $78,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.74%
Syndicate Members
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/20/15
Issuer Levi Strauss & Co. (LEVI 5.00% May 1, 2025 144A)
Cusip 52736RBF8
Bonds 110,000
Offering Price $100.00
Spread 1.30%
Cost $110,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.83%
Syndicate Members Goldman Sachs, JPMorgan, BofA, Deutsche Bank, HSBC, Scotia, Wells Faro
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/21/15
Issuer Lennar Corporation (LEN 4.75% May 30, 2025)
Cusip 526057BV5
Bonds 150,000
Offering Price $100.00
Spread 0.75%
Cost $150,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.29%
Syndicate Members BofA, Citigroup, Deutsche Bank, JPMorgan, Mizuho, RBC, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/24/15
Issuer ZF NA Capital (ZFFNGR 4.00% April 29, 2020 144A)
Cusip 98877DAA3
Bonds 185,000
Offering Price $99.440
Spread 0.80%
Cost $183,964
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.31%
Syndicate Members Banca IMI, Barclays, BayernLB, BNP Paribas, Citigroup, Commerz, Credit Agricole, Deutsche Bank, HSBC, ING, JPMorgan,
Landesbank Hessen, Landesbank-Baden, BofA, Mitsubishi UFJ, Mizuho, RBC, RBS, Santander, Skandinaviska Enskilda, SMBC, UBS, UNiCredit
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/24/15
Issuer ZF NA Capital (ZFFNGR 4.50% April 29, 2022 144A)
Cusip 98877DAB1
Bonds 150,000
Offering Price $99.260
Spread 0.80%
Cost $148,890
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.72%
Syndicate Members Banca IMI, Barclays, BayernLB, BNP Paribas, Citigroup, Commerz, Credit Agricole, Deutsche Bank, HSBC, ING, JPMorgan,
Landesbank Hessen, Landesbank-Baden, BofA, Mitsubishi UFJ, Mizuho, RBC, RBS, Santander, Skandinaviska Enskilda, SMBC, UBS, UNiCredit
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/24/15
Issuer ZF NA Capital (ZFFNGR 4.75% April 29, 2025 144A)
Cusip 98877DAC9
Bonds 204,000
Offering Price $99.020
Spread 0.80%
Cost $202,001
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.16%
Syndicate Members Banca IMI, Barclays, BayernLB, BNP Paribas, Citigroup, Commerz, Credit Agricole, Deutsche Bank, HSBC, ING, JPMorgan,
Landesbank Hessen, Landesbank-Baden, BofA, Mitsubishi UFJ, Mizuho, RBC, RBS, Santander, Skandinaviska Enskilda, SMBC, UBS, UNiCredit
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/27/15
Issuer Micron Technology Inc (MU 5.25% January 15, 2024 144A)
Cusip 595112BF9
Bonds 93,000
Offering Price $100.00
Spread 0.65%
Cost $93,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.73%
Syndicate Members Credit Suisse, Goldman Sachs, Morgan Stanley, Citigroup, HSBC, JPMorgan, BofA
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/27/15
Issuer Micron Technology Inc (MU 5.625% January 15, 2026 144A)
Cusip 595112BG7
Bonds 82,000
Offering Price $100.00
Spread 0.65%
Cost $82,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.92%
Syndicate Members Credit Suisse, Goldman Sachs, Morgan Stanley, Citigroup, HSBC, JPMorgan, BofA
Fund Pacholder High Yield Fund, Inc.
Trade Date 04/30/15
Issuer Ahern Rentals Inc. (AHEREN 7.375% may 15, 2023 144A)
Cusip 008674AH6
Bonds 185,000
Offering Price $100.00
Spread 1.25%
Cost $185,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.37%
Syndicate Members BofA, JPMorgan, BBVA, Mitsubishi UFJ, RBS, Regions, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/01/15
Issuer ESH Hospitality Inc (STAY 5.25% May 1, 2025 144A)
Cusip 26907YAA2
Bonds 105,000
Offering Price $100.00
Spread 1.63%
Cost $105,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.01%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche bank, JPMorgan, Lebenthal
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/01/15
Issuer Qicken Loans Inc (QUICKN 5.75% May 1, 2025 144A)
Cusip 74840LAA0
Bonds 121,000
Offering Price $100.00
Spread 1.17%
Cost $121,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.03%
Syndicate Members Credit Suisse, JPMorgan, Allen & Co, Fifth Third, KeyBanc
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/01/15
Issuer Zayo Group LLC and Zayo Capital Inc. (ZAYOGR 6.375% May 15, 2025 144A)
Cusip 989194AK1
Bonds 75,000
Offering Price $100.00
Spread 0.85%
Cost $75,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 6.77%
Syndicate Members Barclays, Citigroup, Goldman Sachs, Morgan Stanley, RBC, SunTrust, JPMorgan
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/05/15
Issuer The Chemours Company (CHEMRS 6.625% May 15, 2023 144A)
Cusip 163851AA6
Bonds 59,000
Offering Price $100.00
Spread 1.50%
Cost $59,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.04%
Syndicate Members Barclays, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, BNP Paribas, HSBC, Mitsubishi UFJ,
Mizuho, RBC, Santander, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/05/15
Issuer The Chemours Company (CHEMRS 7.00% May 15, 2025 144A)
Cusip 163851AC2
Bonds 47,000
Offering Price $100.00
Spread 1.50%
Cost $47,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.54%
Syndicate Members Barclays, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, BNP Paribas, HSBC, Mitsubishi UFJ,
Mizuho, RBC, Santander, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/06/15
Issuer Brookfield Residential Properties Inc (BRP 6.375% May 15, 2025 144A)
Cusip 11283WAC8
Bonds 58,000
Offering Price $100.00
Spread 1.62%
Cost $58,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.75%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, JPMorgan, Wells Fargo, CIBC, HSBC, RBC, Scotia Capital, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/06/15
Issuer HCA Inc (HCA 5.375% February 1, 2025)
Cusip 404119BR
Bonds 230,000
Offering Price $103.00
Spread 1.00%
Cost $236,900
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 7.76%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, BofA Merrill, Morgan Stanley, RBC,
SunTrust, UBS, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/06/15
Issuer Quintiles Transnational Corp (QTRN 4.875% May 15, 2023 144A)
Cusip 748767AF7
Bonds 120,000
Offering Price $100.00
Spread 1.25%
Cost $120,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 4.37%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, Morgan Stanley, Wells Fargo, BBVA, BNP Paribas, SunTrust
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/07/15
Issuer Boyd Gaming Corporation (BYD 6.875% May 15, 2023)
Cusip 103304BK6
Bonds 72,000
Offering Price $100.00
Spread 1.60%
Cost $72,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.49%
Syndicate Members BNP Paribas, Credit Suisse, Deutache Bank, JPMorgan, BofA Merrill, Nomura, UBS, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/07/15
Issuer SM Energy Company (SM 5.625% June 1, 2025)
Cusip 78454LAL4
Bonds 131,000
Offering Price $100.00
Spread 1.50%
Cost $131,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 7.15%
Syndicate Members Barclays, BBVA, Jpmorgan, BofA Merrill, RBC, Wells Fargo, Comerica, Bosc, Capital One, Deutsche Bank, Goldman Sachs,
KeyBanc, Santander, Scotia Capital, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/08/15
Issuer Sterigenics-Nordion Holdings, LLC (STENOR 6.50% May 15, 2023 144A)
Cusip 85917DAA2
Bonds 60,000
Offering Price $100.00
Spread 2.25%
Cost $60,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.04%
Syndicate Members Barclays, Jefferies & Co, JPMorgan, RBC
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/14/15
Issuer Felcor Lodging Limited Partnership (FCH 6.00% June 1, 2025 144A)
Cusip 31430QBF3
Bonds 75,000
Offering Price $100.00
Spread 1.50%
Cost $75,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.89%
Syndicate Members Deutsche, Goldman Sachs, JPMorgan, BofA Merrill, Scotia Capital, BBVA, BMO, Fifth Third, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/14/15
Issuer 1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc. (QSRCN 4.625% January 15, 2022 144A)
Cusip 68245XAB5
Bonds 60,000
Offering Price $100.00
Spread 0.77%
Cost $60,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.59%
Syndicate Members JPMOrgan, RBC, Wells Fargo, BofA Merrill, Barclays, Credit Suisse, Fifth Third, Goldman Sachs, Mitsubishi UFJ,
Morgan Stanley, Nomura, Rabo, Scotia, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/15/15
Issuer Energizer Spinco Inc (ENR 5.50% June 15, 2025 144A)
Cusip 29273AAA4
Bonds 248,000
Offering Price $100.00
Spread 1.25%
Cost $248,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.40%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, BofA Merrill, Mitsubishi UFJ, Credit Suisse
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/19/15
Issuer EP Energy LLC and Everest Acquisition Finance Inc (EPENEG 6.375% June 15, 2023 144A)
Cusip 268787AC2
Bonds 93,000
Offering Price $100.00
Spread 1.50%
Cost $93,000
Dealer Executing Trade RBC Capital Market
% of Offering  purchased by firm 2.02%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, RBC, Apollo Global Securities, BBVA
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/20/15
Issuer Hilcorp Energy I, L.P. (HILCRP 5.75% October 1, 2025 144A)
Cusip 431318AQ7
Bonds 225,000
Offering Price $100.00
Spread 1.25%
Cost $225,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 7.03%
Syndicate Members BofA Merrill, Barclays, BMO Capital, Deutsche, JPMOrgan, Wells Fargo, BB&T, BBVA, Capital One, Comerica, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/21/15
Issuer Berry Plastics Corporation (BERY 5.125% July 15, 2023)
Cusip 085790AY9
Bonds 125,000
Offering Price $100.00
Spread 0.88%
Cost $125,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.35%
Syndicate Members Barclays, Citigroup, Deutsche, Goldman Sachs, BofA merrill, Wells fargo, BMO Capital, Credit Suisse, JPMorgan, US bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/27/15
Issuer Arcelormittal (MTNA 5.125% June 1, 2020)
Cusip 03938LAY0
Bonds 30,000
Offering Price $100.00
Spread 0.40%
Cost $30,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.16%
Syndicate Members BofA Merrill, Citigroup, Deutsche, JPMorgan
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/28/15
Issuer CommScope Inc (COMM 6.00% June 15, 2025 144A)
Cusip 203372AA5
Bonds 114,000
Offering Price $100.00
Spread 1.25%
Cost $114,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.18%
Syndicate Members Barclays, Deutsche, Jefferies, JPMorgan, BofA Merrill, Wells fargo, Regions, US Bancorp, Mizuho, SMBC Nikko
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/28/15
Issuer CommScope Inc (COMM 4.375% June 15, 2020 144A)
Cusip 203372AN7
Bonds 34,000
Offering Price $100.00
Spread 1.25%
Cost $34,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.25%
Syndicate Members Barclays, Deutsche, Jefferies, JPMorgan, BofA Merrill, Wells fargo, Regions, US Bancorp, Mizuho, SMBC Nikko
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/28/15
Issuer MarKWest Energy Partners, L.P. and MarkWest Energy Finance Corporation (MWE 4.875% June 1, 2025)
Cusip 570506AT2
Bonds 333,000
Offering Price $99.026
Spread 0.96%
Cost $329,757
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 8.22%
Syndicate Members Wells Fargo, Barclays, Citigroup, Goldman Sachs, JPMorgan, BofA Merrill, Morgan Stanley, RBC, SuntTrust, UBS,
US bancorp, Wells Fargo
Fund Pacholder High Yield Fund, Inc.
Trade Date 05/29/15
Issuer Altice US Finance S.A. and Altice US Finance II Corporation (ATCNA 5.375% July 15, 2023 144A)
Cusip 02155FAA3
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 1.31%
Syndicate Members BNP Paribas, JPMorgan
Fund Pacholder High Yield Fund, Inc.
Trade Date 06/01/15
Issuer Global Partners LP & GLP Finance Corp. (GLP 7.00% June 15, 2023 144A)
Cusip 37954FAC8
Bonds 150,000
Offering Price $100.00
Spread 1.63%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.57%
Syndicate Members JPMorgan, BofA Merrill, Mitsubishi UFJ, SG Americas, Wells Fargo, BMO Capital, BNP Paribas, Credit Agricole,
Natixis, Rabo, Regions, Santander, SMBC
Fund Pacholder High Yield Fund, Inc.
Trade Date 06/02/15
Issuer Ferrellgas, L.P. and Ferrellgas Finance Corporation (FGP 6.75% June 15, 2023 144A)
Cusip 315292AQ5
Bonds 176,000
Offering Price $100.00
Spread 1.75%
Cost $176,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.46%
Syndicate Members BofA Merrill, JPMorgan, Wells Fargo, BMO Capital, Fifth Third, Mitsubishi UFJ, PNC, SunTrust, US Bancorp
Fund Pacholder High Yield Fund, Inc.
Trade Date 06/03/15
Issuer Flextronics International Ltd. (FLEX 4.75% June 15, 2025 144A)
Cusip 33938EAT4
Bonds 46,000
Offering Price $99.213
Spread 0.90%
Cost $45,638
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.04%
Syndicate Members BNP Paribas, Citigroup, HSBC, JPMOrgan, BofA Merrill, Mitsubidhi UFJ, Scotia Capital
Fund Pacholder High Yield Fund, Inc.
Trade Date 06/11/15
Issuer Alere Inc (ALR 6.375% July 1, 2023 144A)
Cusip 01449JAM7
Bonds 47,000
Offering Price $100.00
Spread 1.50%
Cost $47,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.31%
Syndicate Members DNB Markets, Goldman Sachs, JPMOrgan, RBC, HSBC, RBS
Fund Pacholder High Yield Fund, Inc.
Trade Date 06/12/15
Issuer ATS Automation Tooling System Inc. (ATACN 6.50% June 15, 2023 144A)
Cusip 001940AA3
Bonds 129,000
Offering Price $100.00
Spread 1.75%
Cost $129,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.68%
Syndicate Members Goldman Sachs, JPMorgan, Scotia Capital, TD Securities, HSBC, National Bank of Canada
Fund Pacholder High Yield Fund, Inc.
Trade Date 06/18/15
Issuer Hologic Inc (HOLX 5.25% July 15, 2022 144A)
Cusip 436440AH4
Bonds 202,000
Offering Price $100.00
Spread 1.25%
Cost $202,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 6.18%
Syndicate Members BofA Merrill, Citigroup, Goldman Sachs, JPMOrgan, Mitsubishi UFJ, DNB Capital, HSBC, SMBC Nikko, FifthThird,
KeyBanc, Morgan Stanley, RBS, Scotiabank, TD Securities
Fund Pacholder High Yield Fund, Inc.
Trade Date 06/24/15
Issuer Univar USA Inc (UNIVAR 6.75% July 15, 2023 144A)
Cusip 91336RAA2
Bonds 155,000
Offering Price $100.00
Spread 1.46%
Cost $155,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.02%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche, Goldman Sachs, HSBC, JPMorgan, BofA Merrill, Morgan Stanley,
SunTrust, Wells Fargo, ING Financial, Mitsubishi UFJ, SMBC Nikko, US Bancorp